THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS.  THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.

CONVERSION AND REGISTRATION RIGHTS AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed, Cane Clark Productions, LLC (the “Holder”), shall have the right, from time to time, to convert all or part of the then unpaid principal and accrued interest balance due under that certain Convertible Promissory Note and Security Agreement (the “Note”) into fully paid and non-assessable shares of the Common Stock (the “Common Stock”) of Secured Diversified Investment, Ltd., a Nevada corporation (the “Company”) at an Conversion Price of $0.20 US per share (the “Conversion Price”), subject to further adjustment as set forth herein, at any time prior to full repayment of the Note by the Company (the “Termination Date”).

1. Separate Assignment Prohibited.  Prior to the Termination Date and subject to compliance with applicable laws, this Agreement and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Agreement and the Note together with the Assignment Form annexed hereto properly endorsed.  This Agreement may not be assigned or transferred separately from a corresponding interest in the Note.

2. Authorization of Shares.  The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Agreement will, upon exercise of the rights represented by this Agreement, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Conversion Rights.

(a)           Exercise of the conversion rights set forth in this Agreement (“Conversion Rights”) may be made at any time or times and before the close of business on the Termination Date by the surrender of this Agreement, the Note and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such holder appearing on the books of the Company), and thereupon the Holder shall be entitled to receive a certificate for the number of shares of Common Stock so converted.

(b)           Certificates for shares converted hereunder shall be delivered to the Holder hereof within five (5) trading days after the date on which the Conversion Rights shall have been exercised as aforesaid. The Conversion Rights shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date the  Conversion Rights have been exercised.

4. Charges, Taxes and Expenses.  Issuance of certificates for shares of Common Stock upon the exercise of the Conversion Rights shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder.

5. Closing of Books.  The Company will not close its shareholder books or records in any manner which prevents the timely exercise of the Conversion Rights.

6. Transfer, Division and Combination.

(a) Subject to compliance with any applicable securities laws, transfer of the Note and this Agreement and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of the Note and this Agreement at the principal office of the Company, together with a written assignment of the Note and this Agreement substantially in the form attached hereto duly executed by Holder or its agent or attorney.  Upon such surrender, the Company shall execute and deliver a new Note and Agreement or Notes and Agreements in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Note and Agreement evidencing the portion of the Note and this Agreement not so assigned.

(b)           The Note and this Agreement may be divided upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Notes are to be issued, signed by Holder or its agent or attorney.  Subject to compliance with Section 6(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Note and Agreement or Notes and Agreements in exchange for the Note to be divided in accordance with such notice.

(c)           The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Note or Notes and Agreement or Agreements under this Section 6.

(d)           The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Notes and Agreements.

7. No Rights as Shareholder until Exercise.  Neither the Note nor this Agreement entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Conversion Rights set forth herein.  Upon the surrender of the Note and the exercise of Conversion Rights hereunder, the Common Stock so acquired shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date of such surrender.

8. Loss, Theft, Destruction or Mutilation of Note.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of Note, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Note, if mutilated, the Company will make and deliver a new Note of like tenor and dated as of such cancellation.

9. Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

10. Adjustments of Conversion Price and Number of Conversion Shares.

(a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of the Conversion Rights shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall: (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to Holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of shares of Common Stock purchasable upon exercise of the Conversion Rights (the “Conversion Shares”) immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Conversion Shares or other securities of the Company which he would have owned or have been entitled to receive had the Conversion Rights been exercised in advance thereof.  Upon each such adjustment of the kind and number of Conversion Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Conversion Shares or other securities resulting from such adjustment at an Conversion Price per Conversion Share or other security obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of Conversion Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Conversoin Shares or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the Holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of the Conversion Rights, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which the Conversion Rights is exercisable immediately prior to such event.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which the Note is convertible which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 10.  For purposes of this Section 10, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 10 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

11. Notice of Adjustment.  Whenever the number of Conversion Shares or number or kind of securities or other property purchasable upon the exercise of the Conversion Rights or the Conversion Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Conversion Shares (and other securities or property) purchasable upon the exercise of the Conversion Rights and the Conversion Price of such Conversion Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.  Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

12. Notice of Corporate Action.  If at any time:

(a)           the Company shall take a record of the Holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 3 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 3 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify (a) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the Holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (b) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the Holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 18(e).

13. Authorized Shares.  The Company covenants that during the period the Note is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Conversion Shares upon the exercise of the Conversion Rights.  The Company further covenants that its issuance of the Note shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Conversion Shares upon the exercise of the Conversion Rights.  The Company will take all such reasonable action as may be necessary to assure that such Conversion Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

14. No Impairment.  The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of the Conversion Rights above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of the Conversion Rights, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Agreement. Before taking any action which would cause an adjustment reducing the current Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Conversion Rights, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Conversion Price.

15. Written Acknowledgment.  Upon the request of Holder, the Company will at any time during the period Note is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of the Note, this Agreement and the obligations of the Company hereunder.

16. Prior Regulatory Approval.  Before taking any action which would result in an adjustment in the number of shares of Common Stock for which the Note is convertible or in the Conversion Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

17. Registration Rights.

(a) Definitions.  As used in this Agreement, the following terms shall have the following meanings.

(1) The term “Holder” shall mean any person owning or having the right to acquire Registrable Securities or any permitted transferee of a Holder.

(2) The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

(3) The term “Registrable Securities” shall mean the Conversion Shares; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC; (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; (C) are held by a Holder or a permitted transferee of a Holder; and (D) may not be disposed of under Rule 144 under the Securities Act without restriction.

(b) Piggyback Registration.

(1) The Company agrees that if, at any time, and from time to time, after the closing, the Board of Directors of the Company (the “Board”) shall authorize the filing of a registration statement under the Securities Act (other than a registration statement on Form S-8, Form S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company shall: (A) promptly notify each Holder that such registration statement will be filed and that the Registrable Securities then held by such Holder will be included in such registration statement at such Holder’s request; (B) cause such registration statement to cover all of such Registrable Securities issued to such Holder for which such Holder requests inclusion; (C) use best efforts to cause such registration statement to become effective as soon as practicable; and (D) take all other reasonable action necessary under any federal or state law or regulation of any governmental authority to permit all such Registrable Securities that have been issued to such Holder to be sold or otherwise disposed of, and will maintain such compliance with each such federal and state law and regulation of any governmental authority for the period necessary for such Holder to promptly effect the proposed sale or other disposition.

(2) Notwithstanding any other provision of this Section 17, the Company may at any time, abandon or delay any registration commenced by the Company.  In the event of such an abandonment by the Company, the Company shall not be required to continue registration of shares requested by the Holder for inclusion, the Holder shall retain the right to request inclusion of shares as set forth above and the withdrawn registration shall not be deemed to be a registration request for the purposes of subsection 17(c)(3) below.

(3) Each Holder shall have the right to request inclusion of any of its Registrable Securities in a registration statement as described in this subsection 18(c), up to three times.

(c) Registration Procedures.  Whenever required under this Section 17 to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

(1) Use best efforts to (i) cause such registration statement to become effective, and (ii) cause such registration statement to remain effective until the earliest to occur of (A) such date as the sellers of Registrable Securities (the “Selling Holders”) have completed the distribution described in the registration statement and (B) such time that all of such Registrable Securities are no longer, by reason of Rule 144 under the Securities Act, required to be registered for the sale thereof by such Holders.  The Company will also use its best efforts to, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the registration statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

(2) Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(3) Make available for inspection upon reasonable notice during the Company’s regular business hours by each Selling Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such Selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

(4) Furnish to the Selling Holders such numbers of copies of a final prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(5) Use best efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Selling Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(6) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.  Each Selling Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(7) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(8) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted or, if no such similar securities are listed or quoted on a securities exchange or quotation service, apply for qualification and use best efforts to qualify such Registrable Securities for inclusion on the New York Stock Exchange, American Stock Exchange or listing on a quotation system of the Financial Industry Regulatory Authority or the National Association of Securities Dealers, Inc.

(9) Cooperate with the Selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least five business days prior to any sale of the Registrable Securities to the underwriters.

(10) In connection with an underwritten offering, cause the officers of the Company to provide reasonable assistance in the preparation of, any “road show” presentation to potential investors as the managing underwriter may determine.

(11) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 50 calendar days after the end of any 3-month period (or 105 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a registration statement, which statements shall cover said period.

(12) If the offering is underwritten and at the request of any Selling Holder, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) opinions dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and the transfer agent for the Registrable Securities so delivered, respectively, to the effect that such registration statement has become effective under the Securities Act and such Registrable Securities are freely tradable, and covering such other matters as are customarily covered in opinions of issuer’s counsel delivered to underwriters and transfer agents in underwritten public offerings and (ii) a letter dated such date from the independent public accountants who have certified the financial statements of the Company included in the registration statement or the prospectus, covering such matters as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings.

(d) Furnish Information.  It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 17 with respect to the Registrable Securities of any Selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder’s Registrable Securities.

(e) Registration Expenses.  The Company shall bear and pay all registration expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to Section 17 for each Holder, but excluding underwriting discounts and commissions relating to Registrable Securities and excluding any professional fees or costs of accounting, financial or legal advisors to any of the Holders.

(f) Underwriting Requirements.  In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 17 to include any of the Holders’ Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.  If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders).  For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder who is a holder of Registrable Securities and is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder,” and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder,” as defined in this sentence.

(g) Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 17.

(h) Indemnification.  In the event that any Registrable Securities are included in a registration statement under this Section 17:

(1) To the extent permitted by law, the Company will indemnify and hold harmless each Selling Holder, any underwriter (as defined in the Securities Act) for such Selling Holder and each person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):  (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to each such Selling Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 17(i)(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Selling Holder, underwriter or controlling person.

(2) To the extent permitted by law, each Selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Selling Holder selling securities in such registration statement and any controlling person of any such underwriter or other Selling Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; and each such Selling Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 17(i)(2), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 17(i)(2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Selling Holder, which consent shall not be unreasonably withheld or delayed; provided, further, that, in no event shall any indemnity under this subsection 17(i)(2) exceed the greater of the cash value of the (i) gross proceeds from the Offering received by such Selling Holder or (ii) such Selling Holder’s investment pursuant to this Agreement as set forth on the signature page attached hereto.

(3) Promptly after receipt by an indemnified party under this subsection 17(i) of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this subsection 17(i), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld or delayed); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this subsection 17(i), but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this subsection 17(i).

(4) If the indemnification provided for in this subsection 17(i) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(5) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

(6) The obligations of the Company and Selling Holders under this subsection 17(i) shall survive the completion or termination of the Offering.

(i) Reports Under Securities Exchange Act of 1934.  With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3 (or other applicable form), the Company agrees to:

(1) file with the SEC all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(2) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

(j) Permitted Transferees.  The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Section 17 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities if: (a) such Holder gives prior written notice to the Company; (b) such transferee agrees to comply with the terms and provisions of this Agreement; (c) such transfer is otherwise in compliance with this Agreement; and (d) such transfer is otherwise effected in accordance with applicable securities laws.  Except as specifically permitted by this subsection 17(k), the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

(k) Termination of Registration Rights.  The right of any Holder to request inclusion in any registration pursuant to Section 17 shall terminate if all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144.

18. Miscellaneous.

(a) Choice of Laws, Jurisdiction and Venue. This Agreement shall constitute a contract under the laws of Nevada and its interpretation and construction shall be determined pursuant to the laws of Nevada without regard to its conflict of law, principles or rules.  In the event that a judicial proceeding is necessary, the sole and exclusive forum for resolving disputes arising out of or relating to this Agreement is the courts sited in Clark County, Nevada, or the federal courts for such state and county, and all related appellate courts, the parties hereby irrevocably consent to the jurisdiction of such courts and agree to said venue.

(b) Restrictions.  The Holder hereof acknowledges that the Conversion Shares acquired upon the exercise of the Conversion Rights, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c) Non-waiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date.  If the Company fails to comply with any provision of this Agreement, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d) Notices. All notices required to be given under this Agreement shall be given as follows or at such other address as a party may designate by written notice to the other party:

To the Company:

Secured Diversified Investment, Ltd. Galaxy Gaming, Inc.
Attn: Robert Saucier, President
6980 O’Bannon Drive
Las Vegas, NV 89117
(702) 938-1735 (fax)

To Holder:

Cane Clark Productions, LLC
Attn: Bryan R. Clark
3273 E. Warm Springs Road
Las Vegas, NV 89120
(702) 944-7100 (fax)

Notices may be transmitted by facsimile, certified mail, private delivery, or any other commercially reasonable means, and shall be deemed given upon receipt by the Party to whom they are addressed.

(e) Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(f) Successors and Assigns.  Subject to applicable securities laws, this Agreement and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Agreement are intended to be for the benefit of all Holders from time to time of this Agreement and shall be enforceable by any such Holder or Holder of Conversion Shares.

(g) Amendment.  This Agreement may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(h) Neutral Construction.  The Company acknowledges that it has consulted with or have had the opportunity to consult with its legal counsel prior to executing this Agreement.  This Agreement has been freely negotiated by the Company and Holder and any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

(i) Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

(j) Headings.  The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officer thereunto duly authorized.

Dated this __________________

Secured Diversified Investment, Ltd.
By:
Authorized Representative

NOTICE OF EXERCISE

To:Secured Diversified Investment, Ltd.

(1) The undersigned hereby elects to purchase _________ shares of Common Stock (the “Common Stock”), of Secured Diversified Investment, Ltd. pursuant to the terms of the attached Note and the Agreement, and tenders herewith as payment of the Conversion Price in full, that portion of the accrued and unpaid interest due under the Note in the amount of $________ together with unpaid principal balance of the Note in the amount of $________, for a total tender of $____________.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

_______________________________
(Name)

_______________________________
(Address)
_______________________________

_______________________________
Social Security or Tax Identification Number

Dated: ______________________

______________________________
Signature

______________________________
Print Name

ASSIGNMENT FORM

(To assign the foregoing Note and Agreement, execute
this form and supply required information.
Do not use this form to exercise the Conversion Rights.)

FOR VALUE RECEIVED, the foregoing Note and Agreement and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:  ______________, _______

Holder's Signature:   _____________________________

Holder's Address:    _____________________________

                            _____________________________

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Note and the Agreement, without alteration or enlargement or any change whatsoever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign.